                                                                    Exhibit 99.2


                           SCHERING-PLOUGH CORPORATION
                      STATEMENTS OF CONSOLIDATED OPERATIONS
                        (DOLLARS IN MILLIONS, EXCEPT EPS)
                                  (UNAUDITED)


                                                 2004
                         ----------------------------------------------------------------------------------
                           1st      2nd        6      3rd        9      4th                4th Qtr. 12 Mos.
                           Qtr.    Qtr.      Mos.    Qtr.      Mos.     Qtr.     Year         vs       vs
                            $        $         $       $         $       $        $        4th Qtr. 12 Mos.
                         ----------------------------------------------------------------------------------
Net Sales                 1,963    2,147    4,110    1,978    6,088    2,184    8,272         12%      (1%)

   Cost of Sales            740      790    1,530      711    2,241      829    3,070         12%       8%
                         ----------------------------------------------------------------------------------
Gross Margin              1,223    1,357    2,580    1,267    3,847    1,355    5,202         12%      (5%)

   Total SG&A               914      979    1,893      892    2,785    1,026    3,811         25%      10%
   Research &
     Development 1/         372      451      824      378    1,201      406    1,607          3%       9%
   Other, Net                36       43       78       34      112       33      146         N/M      N/M
   Special Charges  2/       70       42      112       26      138       15      153        (93%)    (74%)
   Equity (Income)/Loss
     from Cholesterol
     Joint Venture          (78)     (77)    (154)     (95)    (249)     (98)    (347)        N/M      N/M
                         ---------------------------------------------------------------------------------
(Loss)/Income before
  Income Taxes              (91)     (81)    (173)      32     (140)     (27)    (168)        87%      N/M

Income Tax (Benefit)/
  Expense 3/                (18)     (16)     (35)       6      (28)     807      779         N/M      N/M
                         ---------------------------------------------------------------------------------
Net (Loss)/Income           (73)     (65)    (138)      26     (112)    (834)    (947)        N/M      N/M

                         =================================================================================
Dividends on Preferred
  Shares                      -        -        -       12       12       22       34         N/M      N/M

Net (Loss)/Income
  Available to Common
  Shareholders              (73)     (65)    (138)      14     (124)    (856)    (981)        N/M      N/M
                         =================================================================================
Diluted (Loss)/Earnings
  per Common Share        (0.05)   (0.04)   (0.09)    0.01    (0.08)   (0.58)   (0.67)        N/M      N/M
                         =================================================================================

Avg. Shares Outstanding
  - Diluted               1,471    1,472    1,471    1,475    1,472    1,473    1,472
Actual Shares
  Outstanding             1,472    1,472    1,472    1,472    1,472    1,474    1,474
                         -------------------------------------------------------------

Ratios To Net Sales

Net Sales                100.0%   100.0%   100.0%   100.0%   100.0%   100.0%   100.0%

     Cost of Sales        37.7%    36.8%    37.2%    35.9%    36.8%    37.9%    37.1%

Gross Margin              62.3%    63.2%    62.8%    64.1%    63.2%    62.1%    62.9%

     Total SG&A           46.6%    45.6%    46.1%    45.1%    45.7%    47.0%    46.1%

     Research &
       Development        19.0%    21.0%    20.0%    19.1%    19.7%    18.6%    19.4%

(Loss)/Income Before
  Income Taxes            (4.6%)   (3.8%)   (4.2%)    1.6%    (2.3%)   (1.3%)   (2.0%)

Income Taxes (Benefit)/
  Expense                 (0.9%)   (0.8%)   (0.8%)    0.3%    (0.5%)   37.0%     9.4%

Net (Loss)/Income         (3.7%)   (3.0%)   (3.4%)    1.3%    (1.8%)  (38.2%)  (11.4%)
                         -------------------------------------------------------------



                                                   2003
                         ------------------------------------------------------------
                           1st     2nd       6      3rd       9        4th
                           Qtr.    Qtr.     Mos.    Qtr.     Mos.     Qtr.    Year
                            $       $        $       $        $         $       $
                         ------------------------------------------------------------
Net Sales                 2,082   2,308    4,389   1,998    6,386    1,948    8,334

   Cost of Sales            658     784    1,442     652    2,094      739    2,833
                         ------------------------------------------------------------
Gross Margin              1,424   1,524    2,947   1,346    4,292    1,209    5,501

   Total SG&A               843     938    1,780     873    2,653      821    3,474
   Research &
     Development 1/         322     369      691     382    1,074      395    1,469
   Other, Net                13      (4)       8      41       49       10       59
   Special Charges  2/        -      20       20     350      370      229      599
   Equity (Income)/Loss
     from Cholesterol
     Joint Venture           30     (26)       4     (24)     (21)     (33)     (54)
                         ------------------------------------------------------------
(Loss)/Income before
  Income Taxes              216     227      444    (276)     167     (213)     (46)

Income Tax (Benefit)/
  Expense                    43      45       89     (11)      77      (32)      46
                         ------------------------------------------------------------
Net (Loss)/Income           173     182      355    (265)      90     (181)     (92)

                         ============================================================
Dividends on Preferred
  Shares                      -       -        -       -        -        -        -

Net (Loss)/Income
  Available to Common
  Shareholders              173     182      355    (265)      90     (181)     (92)
                         ============================================================
Diluted (Loss)/Earnings
  per Common Share         0.12    0.12     0.24   (0.18)    0.06    (0.12)   (0.06)
                         ============================================================

Avg. Shares Outstanding
  - Diluted               1,470   1,471    1,471   1,469    1,470    1,470    1,469
Actual Shares
  Outstanding             1,469   1,469    1,469   1,469    1,469    1,471    1,471
                         ------------------------------------------------------------

Ratios To Net Sales

Net Sales                100.0%  100.0%   100.0%  100.0%   100.0%   100.0%   100.0%

     Cost of Sales        31.6%   34.0%    32.9%   32.6%    32.8%    37.9%    34.0%

Gross Margin              68.4%   66.0%    67.1%   67.4%    67.2%    62.1%    66.0%

     Total SG&A           40.5%   40.6%    40.6%   43.7%    41.5%    42.1%    41.7%

     Research &
       Development        15.5%   16.0%    15.8%   19.1%    16.8%    20.3%    17.6%

(Loss)/Income Before
  Income Taxes            10.4%    9.8%    10.1%  (13.8%)    2.6%   (11.0%)   (0.6%)

Income Taxes (Benefit)/
  Expense                  2.1%    2.0%     2.0%   (0.6%)    1.2%    (1.6%)    0.5%

Net (Loss)/Income          8.3%    7.9%     8.1%  (13.3%)    1.4%    (9.3%)   (1.1%)
                         -----------------------------------------------------------

Note: The Company noted that it incurs substantial costs, such as selling, general and administrative costs, that are not reflected in the "Equity income from cholesterol joint venture" and are borne by the overall cost structure of Schering-Plough.

1/ Research and development costs includes an $80 million upfront payment recognized in the second quarter of 2004 in conjunction with the licensing from Toyama Chemical Company Ltd. of Garenoxacin, a Quinolone antibiotic in development.

2/ Special Charges for the fourth quarter ended December 31, 2004 included $8 million of employee termination costs and $7 million of closure costs associated with the exit from a small European research-and-development facility. Special charges for the twelve months ended December 31, 2004 included $119 million of employee termination costs, as well as $27 million of asset impairment charges and $7 million of closure costs primarily related to the aforementioned research-and-development facility.

Special Charges for 2003 included $20 million of asset impairment charges related to manufacturing facility assets recorded in the second quarter, the $350 million provision to increase litigation reserves recorded in the third quarter and $179 million of employee termination costs, primarily related to the VERP in the United States, as well as $50 million of asset impairment charges related to certain fixed and intangible assets recorded in the fourth quarter.

3/ In the fourth quarter ended December 31, 2004, the Company recorded the impact of the intended repatriation of funds under the American Jobs Creation Act. For the full year 2003, the effective tax rate was 15% excluding the $350 million non-tax deductible provision to increase litigation reserves.

All figures rounded. Totals may not add due to rounding. N/M - not a meaningful percentage.

           SCHERING-PLOUGH CORPORATION
               CONSOLIDATED SALES
              (DOLLARS IN MILLIONS)

                                               2004
                        -------------------------------------------------------------------
                        1st    2nd      6     3rd     9     4th            4th Qtr.  12 Mos.
                        Qtr.   Qtr.    Mos.   Qtr.   Mos.   Qtr.   Year      vs        vs
                         $      $       $      $      $      $     $       4th Qtr.  12 Mos.
-------------------------------------------------------------------------------------------
PRESCRIPTION PHARM:     1,481  1,644  3,125  1,556  4,681  1,737  6,417        15%     (3%)
   U.S.                   411    495    906    518  1,424    584  2,007        37%    (16%)
   International        1,070  1,150  2,220  1,037  3,257  1,153  4,410         7%      4%
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
CONSUMER HEALTH CARE:     312    317    629    239    868    217  1,085        (4%)     6%
   OTC:                   157    150    306    150    456    121    578       (17%)    (2%)
        OTC Claritin *    117    117    234    110    344     75    419       (22%)    (3%)
        Other OTC          40     32     72     41    112     46    159        (8%)     2%
   FOOT CARE:              76     89    166     86    252     79    331        16%     13%
                                                             ---   ----
   Sun Care:               79     78    157      3    160     17    176        68%     20%
                                                             ---   ----
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
Animal Health:            170    186    356    183    539    230    770         8%     10%
                                                            ----   ----
  U.S.                     41     36     77     56    133     61    194       (10%)   (11%)
  International           129    150    279    127    406    169    575        16%     20%
                                                            ----   ----
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
TOTAL CONSOLIDATED:     1,963  2,147  4,110  1,978  6,088  2,184  8,272         12%     (1%)
                        -----  -----  -----  -----  -----  -----  -----
  U.S.                    738    827  1,565    800  2,365    854  3,219        20%    (10%)
  International         1,225  1,320  2,545  1,178  3,723  1,330  5,053         8%      6%
                                                           -----  -----
-------------------------------------------------------------------------------------------




                                          2003
                        -------------------------------------------------
                         1st     2nd    6      3rd     9    4th
                         Qtr.   Qtr.   Mos.   Qtr.   Mos.   Qtr.  Year
                          $       $     $       $      $     $      $
-------------------------------------------------------------------------
PRESCRIPTION PHARM:     1,646  1,871  3,517  1,585  5,101  1,509   6,611
   U.S.                   643    757  1,401    549  1,950    426   2,376
   International        1,003  1,113  2,116  1,035  3,151  1,083   4,235
-------------------------------------------------------------------------

-------------------------------------------------------------------------
CONSUMER HEALTH CARE:     293    266    559    243    802    225   1,026
   OTC:                   157    135    291    149    441    147     588
        OTC Claritin *    129     97    225    111    336     97     432
        Other OTC          28     38     66     38    105     50     156
   FOOT CARE:              62     83    145     80    224     68     292

   Sun Care:               74     48    123     14    137     10     146

-------------------------------------------------------------------------

-------------------------------------------------------------------------
Animal Health:            143    171    313    170    483    214     697

  U.S.                     45     49     94     57    150     68     218
  International            98    122    220    113    333    146     479

-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL CONSOLIDATED:     2,082  2,308  4,389  1,998  6,386  1,948   8,334
                        -----  -----  -----  -----  -----  -----  ------
  U.S.                    965  1,047  2,012    836  2,848    712   3,559
  International         1,116  1,261  2,378  1,162  3,539  1,236   4,775

-------------------------------------------------------------------------



* Includes net sales of Claritin in Canada.

Notes: Certain prior period amounts have been reclassified to conform to the current year presentation.

All figures rounded. Totals may not add due to rounding.

N/M - not a meaningful percentage.

                          SCHERING-PLOUGH CORPORATION
             PRESCRIPTION PHARMACEUTICAL SALES - KEY PRODUCT SALES
                             (DOLLARS IN MILLIONS)

                     GLOBAL PRESCRIPTION PHARM              U.S.                       INTERNATIONAL
                     -------------------------   ---------------------------   --------------------------
                     2004   2003                  2004    2003                 2004     2003
                     -------------               --------------                --------------
                     4th    4th      4th Qtr.    4th      4th      4th Qtr.    4th      4th     4th Qtr.
                     Qtr.   Qtr.         vs       Qtr.    Qtr.         vs      Qtr.     Qtr.        vs
                     $      $       4th Qtr.     $        $        4th Qtr.     $        $      4th Qtr.
                     -------------------------   ---------------------------   --------------------------
PRESCRIPTION PHARM:  1,737  1,509         15%      584      426         37%    1,153    1,083         7%

Remicade               212    159         33%       --       --          --      212      159        33%

Clarinex / Aerius      162    133         22%      107       93         15%       55       40        38%

Temodar                150     87         72%       79       39        100%       72       48        49%

Nasonex                145    132         10%       81       78          5%       64       55        17%

PEG-Intron             138    162        (15%)      42       76        (45%)      96       85        12%

Integrilin              81     46         75%       74       40         86%        7        6         8%

Claritin Rx 1)          80     81         (1%)      --       --          --       80       81        (1%)

Intron A                79    107        (26%)      29       37        (22%)      50       70       (28%)

Subutex                 50     41         21%       --       --          --       50       41        21%

Rebetol                 49    100        (51%)      --       18         N/M       57       81       (29%)

Avelox  2)              44     --         N/M       44       --         N/M       --       --        N/M

Cipro   2)              43     --         N/M       43       --         N/M       --       --        N/M

Elocon                  42     33         27%        9        3         N/M       32       30        10%

Caelyx                  40     32         25%       --       --          --       40       32        25%
                     -------------------------   ---------------------------   --------------------------



1) Includes international net sales of Claritin Rx only. Canadian sales of Claritin are reported in the OTC Claritin line within Consumer Health Care. Prior periods have been reclassified accordingly.

2) Includes net sales in Puerto Rico

Notes: Global cholesterol franchise net sales totaled $403 million in the 2004 fourth quarter consisting of Zetia net sales of $328 million and Vytorin net sales of $75 million.

       Global cholesterol franchise net sales totaled $165 million in the 2003 fourth quarter, which consisted solely of net sales of Zetia.

       U.S. net sales of Zetia/Vytorin were $333 million in the 2004 fourth quarter, consisting of $274 million of Zetia net sales and $59 million Vytorin net sales.

       Certain prior period amounts have been reclassified to conform to the current year presentation.

       All figures rounded. Totals may not add due to rounding.

       N/M - not a meaningful percentage.

                          SCHERING-PLOUGH CORPORATION
       GLOBAL PRESCRIPTION PHARMACEUTICAL SALES - KEY PRODUCT SALES
                          (DOLLARS IN MILLIONS)

                                     2004                                             2003
               --------------------------------------------------------------------------------------------------------------------
               1st     2nd     6    3rd      9     4th          1st     2nd     6    3rd      9     4th          4th Qtr.  12 Mos.
               Qtr.    Qtr.  Mos.   Qtr.   Mos.   Qtr.    Year  Qtr.   Qtr.   Mos.   Qtr.   Mos.   Qtr.   Year      vs       vs
                $       $      $     $       $      $      $     $       $      $     $       $      $      $    4th Qtr.  12 Mos.
               --------------------------------------------------------------------------------------------------------------------
GLOBAL
 PRESCRIPTION
 PHARM:        1,481  1,644  3,125  1,556  4,681  1,737  6,417  1,646  1,871  3,517  1,585  5,101  1,509  6,611     15%        (3%)

Remicade         165    182    347    188    535    212    746    114    126    240    142    382    159    540     33%        38%

Clarinex /
 Aerius          130    226    356    175    530    162    692    173    219    392    169    561    133    694     22%         0%

Temodar           86    102    188    121    309    150    459     59     87    146     90    237     87    324     72%        42%

Nasonex          140    156    296    153    449    145    594     79    175    254    114    368    132    500     10%        19%

PEG-Intron       148    144    293    132    425    138    563    221    247    469    172    641    162    802    (15%)      (30%)

Integrilin        73     78    151     94    245     81    325     89     92    181     79    260     46    306     75%         6%

Claritin
 Rx 1)            91     82    173     67    240     80    321     89     90    179     68    247     81    328     (1%)       (2%)

Intron A          69     89    158     81    239     79    318     74    125    199    103    302    107    409    (26%)      (22%)

Subutex           44     47     91     45    136     50    185     31     36     66     37    103     41    144     21%        29%

Rebetol           99     88    187     52    239     49    287    219    196    415    125    540    100    639    (51%)      (55%)

Avelox 2)          -      -      -      -      -     44     44      -      -      -      -      -      -      -     N/M        N/M

Cipro  2)          -      -      -      -      -     43     43      -      -      -      -      -      -      -     N/M        N/M

Elocon            38     46     84     42    127     42    168     39     41     80     41    121     33    154     27%         9%

Caelyx            34     35     70     39    109     40    150     22     26     49     30     78     32    111     25%        35%
               --------------------------------------------------------------------------------------------------------------------


1) Includes international net sales of Claritin Rx only. Canadian net sales of Claritin are reported in the OTC Claritin line within Consumer Health Care. Prior periods have been reclassified accordingly.

2) Includes net sales in Puerto Rico.

Notes: Global cholesterol franchise net sales, which include Zetia and Vytorin, totaled $403 million in the 2004 fourth quarter and $1.2 billion for the 2004 year compared with net sales of $165 million and $471 million, respectively, in 2003. Global net sales of Zetia totaled $328 million in the 2004 fourth quarter and $1.1 billion for the 2004 year compared with net sales of $165 million and $471 million, respectively in 2003. Global net sales of Vytorin totaled $75 million in the 2004 Fourth Quarter and $131 million for the 2004 year.

       U.S. net sales of Zetia and Vytorin were $333 million in the 2004 fourth quarter, consisting of $274 million of Zetia net sales and $59 million of Vytorin net sales.

       Certain prior period amounts have been reclassified to conform to the current year presentation.

       All figures rounded. Totals may not add due to rounding.

       N/M - not a meaningful percentage.

                          SCHERING-PLOUGH CORPORATION
                 U.S. PHARMACEUTICAL SALES - KEY PRODUCT SALES
                             (DOLLARS IN MILLIONS)

                                     2004                                      2003
                   ----------------------------------------------------------------------------------------------------------
                   1st   2nd    6    3rd    9     4th          1st   2nd    6     3rd    9     4th          4th Qtr.  12 Mos.
                   Qtr.  Qtr.  Mos.  Qtr.  Mos.   Qtr.   Year  Qtr.  Qtr.  Mos.   Qtr.  Mos.   Qtr.  Year      vs       vs
                    $     $     $     $     $      $     $      $     $     $      $     $      $     $     4th Qtr.  12 Mos.
                   ----------------------------------------------------------------------------------------------------------
TOTAL U.S. PHARM:   411  495   906   518   1,424  584   2,007  643   757   1,401  549   1,950  426   2,376      37%     (16%)

Clarinex / Aerius    69  126   195   118     313  107     420  133   144     277  128     405   93     498      15%     (16%)

Temodar              37   45    82    60     142   79     220   26    48      73   47     120   39     159     100%      39%

Nasonex              82   85   167   104     271   81     353   34   115     149   74     223   78     301       5%      17%

PEG-Intron           63   50   113    49     163   42     205  126   146     272   85     358   76     434     (45%)    (53%)

Integrilin           68   72   139    88     228   74     301   84    87     171   73     244   40     284      86%       6%

Intron A             18   33    51    30      81   29     109   15    54      69   38     107   37     144     (22%)    (24%)

Rebetol              31   23    53     -      54    -      45  136   102     238   50     288   18     306      N/M     (85%)

Avelox 1)             -    -     -     -       -   44      44    -     -       -    -       -    -       -      N/M      N/M

Cipro  1)             -    -     -     -       -   43      43    -     -       -    -       -    -       -      N/M      N/M

Elocon                7   12    19    12      31    9      40   10    11      21   12      33    3      37      N/M       9%
                   ----------------------------------------------------------------------------------------------------------

1)     Includes net sales in Puerto Rico.

Notes: U.S. net sales of Zetia and Vytorin were $333 million in the 2004 fourth quarter, consisting of $274 million of Zetia net sales and $59 million of Vytorin net sales.

       U.S. net sales of Zetia and Vytorin for year-to-date 2004 were $1.0 billion consisting of $910 million of Zetia and $102 million of Vytorin net sales.

       All figures rounded. Totals may not add due to rounding.

       N/M - not a meaningful percentage.

                          SCHERING-PLOUGH CORPORATION
             INTERNATIONAL PHARMACEUTICAL SALES - KEY PRODUCT SALES
                             (DOLLARS IN MILLIONS)

                                      2004                                            2003
                -------------------------------------------------------------------------------------------------------------------
                1st     2nd     6     3rd     9    4th           1st    2nd     6      3rd      9    4th          4th Qtr.  12 Mos.
                Qtr.    Qtr.   Mos.   Qtr.   Mos.  Qtr.    Year   Qtr.  Qtr.    Mos.   Qtr.   Mos.   Qtr.  Year      vs        vs
                 $       $      $      $      $     $      $      $      $      $       $       $     $      $    4th Qtr.  12 Mos.
                -------------------------------------------------------------------------------------------------------------------
TOTAL
 INTERNATIONAL
 PHARM:         1,070  1,150  2,220  1,037  3,257  1,153  4,410  1,003  1,113  2,116  1,035  3,151  1,083  4,235      7%        4%

Remicade          165    182    347    188    535    212    746    114    126    240    142    382    159    540     33%       38%

Clarinex /
 Aerius            61    100    161     57    218     55    272     41     75    116     41    157     40    196     38%       39%

Temodar            49     57    106     61    168     72    239     34     40     73     44    117     48    165     49%       45%

Nasonex            58     71    129     48    178     64    242     44     60    105     39    144     55    199     17%       22%

PEG-Intron         85     94    179     83    262     96    358     95    101    196     87    283     85    368     12%       (3%)

Integrilin          5      6     12      5     17      7     24      5      5     10      6     16      6     22      8%        9%

Claritin Rx        91     82    173     67    240     80    321     89     90    179     68    247     81    328     (1%)      (2%)

Intron A           51     56    107     51    158     50    208     59     71    130     65    195     70    265    (28%)     (21%)

Subutex            44     47     91     45    136     50    185     31     36     66     37    103     41    144     21%       29%

Rebetol            68     65    133     52    185     57    242     83     94    177     75    252     81    333    (29%)     (27%)

Elocon             31     34     65     31     96     32    128     29     30     58     29     88     30    117     10%       10%

Caelyx             34     35     70     39    109     40    150     22     26     49     30     78     32    111     25%       35%
                -------------------------------------------------------------------------------------------------------------------


Notes: International cholesterol franchise net sales totaled $70 million in the 2004 fourth quarter, consisting of $54 million of Zetia net sales and $16 million of Vytorin net sales.

       International cholesterol franchise net sales for 2004 were $171 million, consisting of $142 million of Zetia net sales and $29 million of Vytorin net sales.

       All figures rounded. Totals may not add due to rounding.

       N/M - not a meaningful percentage.

                          SCHERING-PLOUGH CORPORATION
                               MISCELLANEOUS DATA

                             (DOLLARS IN MILLIONS)

                                      2004                                             2003
                       -------------------------------------------------------------------------------------------------
                        1st    2nd      6    3rd     9     4th           1st    2nd     6     3rd     9     4th
                        Qtr.   Qtr.   Mos.   Qtr.  Mos.    Qtr.   Year  Qtr.   Qtr.   Mos.    Qtr.   Mos.  Qtr.    Year
                         $      $       $     $      $      $      $      $      $      $      $      $      $      $
                       -------------------------------------------------------------------------------------------------
GEOGRAPHIC SALES

U.S.                     738    827  1,565    800  2,365    854  3,219    965  1,047  2,012    836  2,848    712  3,559

EUROPE AND CANADA        874    972  1,846    820  2,666    929  3,595    777    935  1,711    849  2,560    849  3,410

LATIN AMERICA            174    182    356    204    560    223    782    171    163    334    184    517    199    716

PACIFIC AREA AND ASIA    177    166    343    154    497    178    676    169    163    332    129    461    188    649

CONSOLIDATED SALES     1,963  2,147  4,110  1,978  6,088  2,184  8,272  2,082  2,308  4,389  1,998  6,386  1,948  8,334
                       -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----
                       -------------------------------------------------------------------------------------------------




                                               2004                                               2003
                             --------------------------------------------------------------------------------------------------
                              1st   2nd       6    3rd      9     4th            1st    2nd     6     3rd     9     4th
                              Qtr.  Qtr.    Mos.   Qtr.   Mos.    Qtr.    Year  Qtr.   Qtr.    Mos.   Qtr.   Mos.  Qtr.    Year
                               $     $        $     $       $      $       $      $      $      $      $      $      $      $
                             --------------------------------------------------------------------------------------------------
CONSOLIDATED SALES
GROWTH RATES:
    As Reported               (6%)   (7%)   (6%)   (1%)    (5%)   12%     (1%)  (19%)  (19%)  (19%)  (17%)  (18%)  (18%)  (18%)
    Excluding Exchange       (12%)  (10%)  (11%)   (4%)    (9%)    8%     (5%)  (23%)  (24%)  (24%)  (21%)  (23%)  (24%)  (23%)

OTHER, NET
    Interest Income           $14    $15    $29    $20     $50    $31     $80    $13    $15    $28     $9    $37    $20    $57
    Interest Expense          (48)   (43)   (91)   (39)   (130)   (38)   (168)   (13)   (12)   (25)   (24)   (49)   (32)   (81)
    FX Gains/(Losses)          (1)    (4)    (4)     0      (4)    (1)     (5)    (1)     -     (1)     1     (1)     -     (1)
    Other Income/(Expense)     (1)   (11)   (12)   (15)    (28)   (25)    (53)   (12)    1     (10)   (27)   (36)    2     (34)
                               ---   ----   ----   ----    ----   ----    ----   ----    --    ----   ----   ----    --    ----

Total - Other, Net           ($36)  ($43)  ($78)  ($34)  ($112)  ($33)  ($146)  ($13)    $4    ($8)  ($41)  ($49)  ($10)  ($59)

EFFECTIVE TAX RATE            20%    20%    20%    20%     20%      *       *    20%    20%    20%     **     **    15%     **
                             --------------------------------------------------------------------------------------------------

* In the 2004 fourth quarter, the company recorded the tax impact of the intended repatriation of funds under the American Job Creations Act.

** In the 2003 third quarter, the company reduced its estimate of the 2003 annual effective tax rate to 15% from 20% on income, excluding the $350 million non-tax deductible provision to increase litigation reserves.

Note: All figures rounded. Totals may not add due to rounding.

      N/M - not a meaningful percentage.

                                    Alex Kelly           908-298-7450

                                    Janet M. Barth       908-298-7417